BERWYN INCOME FUND, INC.
Shareholder Services
c/o PFPC Inc.
P.O. Box 8987
Wilmington, DE  19899

PROSPECTUS
April 30, 1998
Investment Objective

	Berwyn Income Fund, Inc. (the "Fund") is a no-load, diversified, open-end management investment company. The Fund's investment objective is to provide investors with current income while seeking to preserve capital by taking what the Fund considers to be reasonable risks. In pursuing its investment objective, the Fund may also offer the potential for capital appreciation.

	The Fund intends to achieve its objective through investment in fixed income corporate debt securities, preferred stocks, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and common stocks paying cash dividends. The
Fund's investment adviser determines the percentage of each category of securities to hold based upon the prevailing economic and market conditions. All or a majority of the assets of the Fund may be invested in high yield, high risk corporate debt securities, commonly referred to as "junk bonds". Investments of this type are subject to a greater risk of loss of principal and interest. Purchasers should carefully assess the risks associated with an investment in this Fund.

	There can be no assurance that the investment strategy of the Fund will be successful and its objective may not be realized.

Investment Adviser

	The Killen Group, Inc. (the "Adviser") is the investment adviser to the Fund. Robert E. Killen is Chief Executive Officer and sole shareholder of The Killen Group, Inc.

	This Prospectus sets forth concisely the information that an investor should know before investing in the Fund. Investors are advised to retain this Prospectus for future reference. The Fund has filed a Statement of Additional Information ("SAI") containing additional information about the Fund with the Securities and Exchange Commission. The SAI is dated April 30,1998 and is incorporated by reference into this Prospectus. The SAI may be obtained, without charge, by writing to the Fund.

	THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.
TABLE OF CONTENTS



Fee and Expense
Table.................................................................
 ...........................................	2

Financial
Highlights............................................................
 ....................................................	3

Calculation of Performance
Data..................................................................
 ..........................	4

Investment Objective, Policies and Risk
Factors...............................................................
 .....	4

Management of the
Fund..................................................................
 ......................................	10

Computation of Net Asset
Value.................................................................
 ...........................	12

Share
Purchases.............................................................
 .........................................................	12

Distributor...........................................................
 ....................................................................	14

Exchange of
Shares................................................................
 .................................................	14

Dividends, Capital Gains Distributions and
Taxes.................................................................	15

Retirement
Plans.................................................................
 ....................................................	16

Redemption of
Shares................................................................
 .............................................	16

General
Information...........................................................
 .....................................................	18

Additional
Information...........................................................
 .................................................	18















-1


FEE and EXPENSE TABLE



Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees	  0.50 %

Other Expenses	  0.15 %

Total Fund Operating Expenses	  0.65 %

______________________________________________________________________
________

	The purpose of this Fee Table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see "Management of the Fund" in the Prospectus and "Investment Advisory Arrangements" in the Statement of Additional Information.

Example

		1 Year     3 Years
5 Years     10 Years

You would pay the following		$7	$21	$36	$80
expenses on a $1,000 invest-
ment, assuming (1) 5% annual
return and (2) redemption at
the end of each time period:

THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRE-SENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.












-2-


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The following financial highlights information for a share outstanding throughout each period, insofar as it relates to each of the five years in the period ended December 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, whose report on the financial statements containing this information was unqualified.
This information should be read in conjunction with the Fund's financial statements and notes thereto, which are incorporated by reference in the Fund's Statement of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1997 Annual Report to Shareholders (the "Annual Report"). Additional Information about the Fund's investment performance is contained in the Annual Report which can be obtained from the Fund upon request without charge.

	Year Ended	 Year Ended	Year Ended	 Year Ended	   Year Ended
	12/31/97 	12/31/96	12/31/95	12/31/94	12/31/93

Net Asset Value, Beginning of Period	$12.31	$11.95	$10.75	$11.63	$11.12
	--------	--------	--------	--------	--------
Income From Investment Operations
	Net Investment Income	0.77	0.76	0.73	0.73	0.69
	Net Realized and Unrealized Gains
		(Losses) on Securities	0.84	0.87	1.48	(0.85)	1.15
			--------	--------	--------	--------	--------
	Total from Investment Operations	1.61	1.63	2.21	(0.12)	1.84
			--------	--------	--------	--------	--------

Less Distributions
	Dividends from Net Investment Income	(0.77)	(0.80)	(0.70)	(0.73)	(0.65)
	Distributions from Net Realized Gains	(0.64)	(0.47)	(0.31)	(0.03)	(0.68)
	Return of Capital Distributions	---	---	---	---	---
			--------	--------	--------	--------	--------
	Total Distributions	(1.41)	(1.27)	(1.01)	(0.76)	(1.33)
			--------	--------	--------	--------	--------

Net Asset Value, End of Period	$12.51	$12.31	$11.95	$10.75	$11.63


Total Return	13.36%	13.99%	21.00%	(1.10%)	16.90%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$180,823	$137,166	$119,552	$55,825	$30,359

Ratio of Expenses to Average Net Assets	0.65%	0.68%	0.73%	0.93%	1.07%

Ratio of Net Investment Income to Average	6.15%	6.35%	6.78%	7.20%	6.15%
Net Assets

Portfolio Turnover Rate	53%	38%	39%	30%	83%

Average Commissions Rate Paid	$0.0687*	$0.0860*	---	---	---

-3a-


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
(Continued)


	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/92	12/31/91	12/31/90	12/31/89	12/31/88

Net Asset Value, Beginning of Period	$10.20	$9.14	$10.03	$9.75	$9.50
	--------	--------	--------	--------	-------
Income From Investment Operations
	Net Investment Income	0.70	0.85	0.83	0.79	1.365(1)
	Net Realized and Unrealized Gains
		(Losses) on Securities	1.47	1.19	(0.85)	0.34	(0.300)
			--------	--------	--------	--------	--------
	Total from Investment Operations	2.17	2.04	(0.02)	1.13	1.065
			--------	--------	--------	--------	--------
Less Distributions
	Dividends from Net Investment Income	(0.70)	(0.85)	(0.83)	(0.79)	(0.765)
	Distributions from Net Realized Gains	(0.55)	(0.05)	(0.04)	(0.06)	(0.050)
	Return of Capital Distributions	---	(0.08)	---	---	---
			--------	--------	--------	--------	--------
	Total Distributions	(1.25)	(0.98)	(0.87)	(0.85)	(0.815)
			--------	--------	--------	--------	--------

Net Asset Value, End of Period	$11.12	$10.20	$9.14	$10.03	$9.75



Total Return	21.70%	23.00%	(0.13%)	11.90%	11.30%(1)

Ratios/Supplemental Data
Net Assets, End of Period (000)	$12,486	$5,359	$3,955	$3,870	$2,644

Ratio of Expenses to Average Net Assets	1.34%	1.34%	1.46%	1.50%	    1.75%(1)

Ratio of Net Investment Income to	6.14%	8.40%	8.59%	8.00%	8.29%
Average Net Assets

Portfolio Turnover Rate	46%	14%	14%	3%	17%

Average Commissions Rate Paid	---	---	---	---	---





(1)	Investment Advisory fees of $.06 per share were waived by The
Killen Group, Inc. for the 	year ended 12/31/88.
	If the waived fees had been included 	in expenses, the total return
of the Fund would have been lower and the
	Ratio of Expenses to Average Net Assets
 would have been 2.08% for 	the year ended 12/31/88.
*	Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the year.


-3b


CALCULATION OF PERFORMANCE DATA

	From time to time the Fund may advertise its annual total return and its yield for a particular month. The total return of the Fund reflects the change in share price and reinvestment of dividends and capital gains. The yield of the Fund for a particular month is the net investment income per share for the month stated as a percentage of the maximum share price on the last day of the month. The Fund's total return, and its yield are based on historical performance and are not intended to indicate future performance. The Fund calculates total return for a period by determining the redeemable value of a $1,000 investment made at the beginning of the period, with dividends and capital gains reinvested on the reinvestment date, on the last day of the period and dividing that value by $1,000. The yield for a month is determined by dividing the net investment income per share for the month by the share price on the last day of the month.

	There is further information regarding the Fund's performance in its Annual Report. An investor may obtain a copy of the Annual Report without charge by writing to the shareholder services agent of the Fund or by calling (800) 992-6757.

INVESTMENT OBJECTIVE, POLICIES, AND RISK FACTORS

	The Fund is a no-load, diversified, open-end management investment company. The Fund's investment objective is to provide investors with current income while seeking to preserve capital by taking what the Fund considers to be reasonable risks. In pursuing its investment objective, the Fund may also offer the potential for capital appreciation. To achieve its objective, the Fund will invest in fixed income corporate debt securities, preferred stocks, securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities, and common stocks paying cash dividends. The fixed income corporate debt securities in which the Fund will invest will be bonds, debentures and corporate notes. Since there are risks in all investments, there can be no assurance that the Fund will be successful or achieve its objective.

	Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in income producing securities.
The Fund may invest any percentage of its net assets that the Adviser deems appropriate in investment grade corporate debt securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high yield, high risk corporate debt securities and preferred stocks. The Adviser will determine the percentage of net assets to invest in each category of securities and the percentage of each category to hold based upon the prevailing economic and market conditions. This means that the Fund has the option to invest up to 100% of its net assets in high yield, high risk corporate debt securities, commonly known as "junk bonds". Investments in these securities may make an investment in the Fund riskier than an investment in a fund that invests all or a larger percentage of its net assets in securities of higher quality. Investment in common stocks will be limited to a maximum of 30% of the value of the Fund's net assets. This means that the Fund will not invest in additional common stocks anytime common stocks comprise 30% or more (through appreciation in value of the common stocks or depreciation in value of other securities) of the value of its net assets. At such time, however, the Fund may continue to invest in fixed income securities and preferred stocks that have common stock conversion privileges.

-4-
	The Adviser will select fixed income corporate debt securities primarily on the basis of current yield and secondarily on the basis of anticipated long term return. When selecting fixed income corporate debt securities, the Adviser will be aware of the rating the security has received from a nationally recognized statistical rating organization such as Standard & Poor's Ratings Group ("S & P") and Moody's Investors Service, Inc. ("Moody's"). These organizations rate the creditworthiness of the issuers of debt securities and assign a rating to the debt securities that are issued. S & P has a system that rates securities from AAA, highest, to D, lowest. Moody's ratings go from Aaa, highest, to C, lowest. (See Appendices A and B in the Statement of Additional Information for definitions of S & P and Moody's Bond Ratings.) The Adviser has the discretion to invest in fixed income corporate debt securities with any rating as long as the issuer is not in default in the payment of interest or principal. The Adviser also may invest in unrated fixed income securities in private transactions.

	At December 31, 1997, the Fund's portfolio was invested in investment grade and high yield, high risk corporate debt securities, preferred and common stocks and repurchase agreements.

	Listed below are the percentages of the portfolio invested at December 31, 1997, in various bond ratings published by Moody's and S & P, as well as the percentages invested in unrated debt securities, preferred and common stocks and repurchase agreements:

Moody's Ratings
	Aa:  0.3%; A:  7.2%; Baa:  8.6%; Ba: 3.9%; B:  21.8%; Caa:
1.9%; Unrated:  4.3%.

S & P Ratings
	AA:  0.3%; A:  8.1%; BBB:  5.2%; BB:  4.9%; B:  15.6%; CCC:
1.4%; Unrated:  13.5%.
U.S. Treasury Bonds:  1.5%

Preferred and Common Stocks, Close-End Investment Companies and
Repurchase Agreements
	Preferred stocks: 20.5%; Common Stocks:  26.9%;  Close-End
Investment Companies:
	2.7%;

Repurchase Agreements:  0.4%.

Risk Considerations for High Yield, High Risk Securities

	Debt securities rated A or higher by S & P and Moody's are considered high grade securities and have the three highest ratings for creditworthiness. Debt Securities rated BBB by S & P or Baa by Moody's are defined as medium grade securities. These securities are considered creditworthy and of investment quality but there is a possibility that the ability of the issuer of the securities to pay interest or repay the principal in the future may be impaired by adverse economic conditions or changing circumstances. Debt securities rated lower than BBB or Baa are less creditworthy than investment grade securities with the same maturity and, as a consequence, may pay higher income.


-5-
	Debt securities rated BB, B, CCC or CC by S & P or Ba, B or Caa by Moody's are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the debt securities.

	Issuers of high yield, high risk debt securities are generally smaller, less creditworthy companies or highly leveraged companies which are generally less able than more financially stable companies to make scheduled payments of interest and principal. The risks posed by debt securities issued under such circumstances are substantial. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged companies or smaller, less creditworthy companies may experience financial stress. During these periods, such companies may not have sufficient cash flow to meet their interest payment obligations. A company's ability to service its debt obligations may also be adversely affected by specific corporate developments, the company's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield, high risk debt securities because such securities are unsecured and are often subordinated to other creditors of the issuer. The default by an issuer of securities held by the Fund will adversely affect the Fund by lowering its net asset value and by decreasing the amount of income available to the Fund from which dividends may be paid. In addition to the risk of default, holders of high yield, high risk debt securities also face the risk of greater market volatility than the holders of investment grade debt securities. Changes in the general level of interest rates normally affect the market value and yield of corporate debt securities. As a general rule if the level of interest rates were to decline, these securities would increase in value and the yield would decline. Conversely, if the level rose, debt securities would decline in value and the yield would increase. Fluctuations in the general level of interest rates would therefore affect the value of the Fund's investments and the value of an investment in the Fund. However, the market value of high yield, high risk debt securities may also be affected not only by changing interest rates, but also by investors' perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated debt securities may decline due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Especially at such times, trading for high yield, high risk securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high yield, high risk debt securities may be less liquid than the market for investment grade debt securities. In periods of reduced market liquidity, the prices of high yield, high risk debt securities may become more volatile and these securities may experience sudden and substantial price declines. A decline in value of the securities held by the Fund would adversely affect its net asset value and the value of a shareholder's investment in the Fund.

	The Adviser will attempt to minimize the risks of investing in medium grade and high yield, high risk debt securities by doing a credit analysis of the issuer, diversifying the Fund's portfolio and monitoring the Fund's investments and the investment environment.

	As previously stated, in selecting debt securities, the Adviser is aware of the issuer's credit rating in S & P and Moody's. But this credit rating is not the only criterion for selection. The



-6-
Adviser examines the financial structure of each issuer and with regard to high yield, high risk debt securities makes a determination as to the issuer's ability to meet its debt obligations. Achievement of the Fund's investment objective is more dependent on the Adviser's credit analysis in selecting high yield, high risk debt securities than is the case in selecting higher quality securities.

	There can be no guarantee that the issuer of debt securities in which the Fund has invested will not default or that the securities will not decline in value.

	In addition to debt securities that are rated, the Fund also invests in unrated debt securities. These securities may or may not be more speculative than investment grade securities. It is the issuer's decision to seek to have a security rated. The risks of investing in unrated debt securities depend upon the creditworthiness of the issuer, changes in interest rates and economic and market factors. Investors in unrated debt securities face the same risks that investors in investment grade and high yield, high risk debt securities face. There is the possibility of default by the issuer or a change in interest rates that could adversely affect the value of the security. The Adviser will determine the creditworthiness of an unrated debt security and the issuer's ability to meet the debt obligation. To be purchased by the Fund an unrated debt security must have a creditworthiness, in the Adviser's opinion, equal to or better than a CC rating by S & P or a Caa rating by Moody's.

	The Fund may also purchase certain debt securities that have restrictions regarding their resale. These restricted securities are securities that have not been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended ("1933 Act"). As a result, these securities may not be offered for sale to the general public. The Fund may purchase these restricted securities under the provisions of Rule 144A under the 1933 Act. This rule provides an exemption from the 1933 Act that allows qualified institutional buyers to buy and sell restricted securities in private transactions. The Fund may purchase Rule 144A Securities from other institutional investors or from the issuing company. If the Fund wishes to sell a Rule 144A Security the Fund will have to sell it to a qualified institutional buyer in a private transaction.

	There are risks associated with investing in Rule 144A Securities. The securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Although the Rule 144A Securities may be resold in negotiated transactions, the price realized from these sales could be less than the price originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, if such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of registration.

	The Fund will seek to minimize these risks by limiting investment in Rule 144A Securities to 10% of the value of the Fund's net assets. This means that whenever the value of the Rule 144A Securities of the Fund is 10% or more of the value of the Fund's net assets, the Fund will not purchase any more Rule 144A Securities. In addition, the Fund will only purchase Rule


-7-
144A Securities of companies that have publicly traded securities outstanding , have been in business a minimum of 5 years, and have a market capitalization of at least $100 million.

	Finally, the Fund will purchase Rule 144A Securities only in situations where the Adviser has a reasonable expectation that the securities will be registered with the Securities and Exchange
Commission within six months.

	The investment objective of the Fund is to provide investors with current income while seeking to preserve capital. The Fund seeks to achieve this objective by investing in the corporate debt securities of only those issuers that, in the opinion of the Adviser, have sufficient net worth and operating cash flow to repay principal and make timely interest payments. The Fund will not invest in corporate debt securities issued to finance a leveraged buyout. The Fund will also diversify its portfolio and do a credit analysis of the issuers in which it invests.

U.S. Government Securities

	The securities of the U. S. Government in which the Fund invests are U.S. Treasury bonds and notes and securities issued or guaranteed by Federal agencies or U. S. Government sponsored instrumentalities.

	U. S. Treasury bonds and notes are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies or U. S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United
States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

	Some of the Federal agencies that issue or guarantee securities include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and the Tennessee Valley Authority.

	An instrumentality of the U. S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

Preferred and Common Stocks

	The Fund also invests in preferred stocks and may invest in common stocks, subject to the 30% limit described above, when the Adviser deems it appropriate. Preferred stocks are selected from two categories: (1) stocks offering an above average yield, in the opinion of the Adviser, in comparison to preferred stocks of the same quality; and (2) stocks offering a potential for capital


-8-
appreciation due to the business prospects of the issuer. The Fund may also purchase preferred stocks in transactions that qualify under Rule 144A.

	Common stocks are selected from three categories: (1) stocks selling substantially below their book value; (2) stocks selling at low valuations to their present earnings level; and (3) stocks judged by the Adviser to have above average growth prospects and to be selling at small premiums to their book value or at modest valuations to their present earnings level.

	The Fund purchases only common stocks that have been paying cash dividends. Preferred stocks that have a cumulative feature do not have to be paying current dividends in order to be purchased. If a dividend on a stock is canceled, the Fund would not be required to sell the stock.

	The method of stock selection used by the Fund may result in the Fund selecting stocks that are not being recommended by other investment advisers or brokerage firms and the Fund may invest in the securities of lesser known companies. The Adviser believes, however, that any risks involved in the stocks selected for the Fund will be minimized by diversification of the Fund's portfolio and daily monitoring of the stock selection. In addition, the Fund only invests in stocks listed on national exchanges and on the over-the-counter market and the Fund only purchases stocks in companies that have been in business at least five years and have at least $10,000,000 in assets.

Real Estate Investment Trusts

	The Fund may invest in Real Estate Investment Trusts ("REITs"). REITs are companies that invest in real estate. REITs normally do not pay federal income tax but distribute their income to their shareholders who become liable for the tax. Some REITs own properties and earn income from leases and rents. These types of REITs are termed "Equity" REITs. Other REITs hold mortgages and earn income from interest payments. These REITs are termed "Mortgage" REITs. Finally, there are "Hybrid" REITs that own properties and hold mortgages.

	The Fund may invest in any of the three types of REITs and may purchase the common stocks, preferred stocks or debt securities issued by REITs. The Fund invests in REITs that generate income and have a potential for capital appreciation.

	There are risks in investing in REITs that are in addition to risks of investing in securities in general.

	The Properties owned by a REIT could decrease in value, a REIT could have trouble finding tenants for a property, the mortgages and loans held by a REIT could become worthless. The Adviser, however, monitors the investment environment and the Fund's investments as a means of lessening risks. In addition, the Fund will not purchase additional securities issued by REITs whenever securities of REITs comprise 10% or more of the value of the Fund's net assets.
Investment in common stocks issued by a REIT is subject to both the 10% limitation on investment in REITs and the 30% limitation on investment in common stock. Investment in.


-9-
other securities issued by REITs such as preferred stocks and debt securities is subject to the 10% limitation.

	The investment objective of the Fund is a fundamental policy that cannot be changed without the approval of a majority of the outstanding voting securities of the Fund. Investment policies other than the fundamental policy stated above may be changed with the approval of a majority of the Fund's Board of Directors.

	Although the Fund will normally invest as outlined above, the Fund may at times, for temporary defensive purposes, invest all or a portion of its assets in no load money market funds, savings accounts and certificates of deposit of domestic banks with assets in excess of $1,000,000, commercial paper rated A-1 by S & P, repurchase agreements, treasury bills or the Fund may hold cash.

	Investment by the Fund in a no-load money market fund will result in the Fund paying a management fee on the money invested in such fund in addition to the operating expenses of the Fund..

	The Fund will not invest more than 5% of its net assets in repurchase agreements. Also, the Fund will not investment more than 10% of its net assets in illiquid securities, whether fixed income or equity securities.

	The Fund does not intend to engage in short-term trading. In 1997, the Fund had a portfolio turnover rate of 53% and anticipates it will have a portfolio turnover rate of less than 100% in 1997.

MANAGEMENT OF THE FUND

	The Fund is a corporation formed under the laws of the Commonwealth of Pennsylvania on December 26, 1986. The business of the Fund is managed under the direction of the Board of Directors. The Board is elected annually by the shareholders and sets broad policies for the Fund. The daily operation of the Fund is administered by employees of the Adviser under the supervision of the Board.

	The Killen Group, Inc. (the "Adviser") is the investment adviser to the Fund. The Adviser is a Pennsylvania corporation that was formed in September 1982. Its address is 1189 Lancaster Avenue,
Berwyn, Pennsylvania 19312. Robert E. Killen is Chairman, CEO and sole shareholder of the Adviser. Mr. Killen is also President and Chairman of the Board of the Fund. Edward A. Killen is Vice-President and Secretary of the Adviser. He is also a Director of the Fund and its portfolio manager, responsible for the day-to-day management of the Fund's portfolio. He has been managing the Fund's portfolio since July 1, 1994.

	Edward A. Killen II has over twenty years' experience in the investment advisory field. In 1978, he started to work for Compu Val Management Associates, an investment advisory firm,


-10-
as a portfolio manager. In February, 1983, the Adviser became a partner in Compu Val Management Associates and Edward A. Killen II assumed his current position as Vice President and Secretary of the Adviser. The partnership of CompuVal Management Associates was dissolved on December 31, 1983 and the Adviser continued its advisory business as a separate entity. As of December 31, 1997, the Adviser was managing 380 individual investment portfolios worth approximately $555 million.

	The Adviser also manages The Berwyn Fund, Inc. ("The Berwyn Fund"). The Berwyn Fund is an open-end management investment company that seeks long-term capital appreciation by investing in common stock and fixed income securities. The Adviser has been the investment adviser to The Berwyn Fund, since it became public in May 1984. On December 31, 1997, The Berwyn Fund had net assets of over $100 million.

	Under the contract between the Fund and the Adviser, the Adviser provides the Fund with investment management services. These services include advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of the Fund's resources. In addition, employees of the Adviser manage the daily operations of the Fund under the supervision of the Board.

	As compensation for its services, the Adviser receives monthly compensation at the annual rate of 0.50% of the average daily net assets of the Fund. During 1997, the Fund paid the Adviser $806,436 in advisory fees. Total expenses for the Fund in 1997 were 0.65% of average daily net assets. Payments to the Adviser were 0.50% of average daily net assets.

	Subject to the policies established by the Fund's Board of Directors, the Adviser is responsible for the Fund's portfolio decisions. When buying and selling securities, the Adviser gives consideration to brokers who have assisted in the distribution of the Fund's shares. The Fund may also pay brokerage commissions to brokers who are affiliated with the Adviser or the Fund.

Year 2000

	Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Adviser, the Fund's distributor, Berwyn Financial Services Corp., and PFPC, Inc., the Fund's registrar, transfer agent and dividend disbursing agent, have advised the Fund that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000 to the extent necessary to foreclose any such negative impact. In addition, the Adviser has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this Prospectus, the Fund and the Adviser have no reason to believe that these goals will not be achieved.



-11-
COMPUTATION OF NET ASSET VALUE

	The net asset value per share of the Fund is determined by dividing the total value of the Fund's investments and other assets, less any liabilities, by the total number of outstanding shares of the Fund. Net asset value per share is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (the "Exchange") (4 p.m., Eastern Time) and is effective as of the time of computation. (The Exchange is closed on, and therefore net asset value is not calculated on, New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.) For the purpose of making this determination, securities listed on national securities exchanges are valued at their last sales price on the exchange where primarily traded. In the event there are no sales, the security is valued at the last current bid price. An unlisted security, for which over-the-counter market quotations are readily available, is valued on the basis of the last current bid price. When over-the-counter market quotations are not readily available, an unlisted security is valued at its fair value as determined in good faith by, or under the supervision of, the Board of Directors. All other assets are valued at fair value as determined in good faith by the Board of Directors.


SHARE PURCHASES

	The Fund's shares are offered for sale on a continuous basis. There is no sales charge. The offering price of shares of the Fund is the net asset value per share next determined after receipt by the Transfer Agent of the order for the purchase of shares. The Fund has authorized certain brokers and intermediaries designated by such brokers to accept purchase and redemption orders. The receipt of an order by such broker or its intermediary will be considered the same as receipt of an order by the Fund's Transfer Agent and the order received by the broker or its intermediary will receive the net asset value per share next determined after receipt by the broker or its intermediary.

	The value of the shares in the Fund can be expected to fluctuate daily.

	Orders for shares of the Fund received prior to the close of the Exchange (normal closing time is 4:00 p.m., Eastern Time) on any day the Exchange is open will be the net asset value effective at the close of the Exchange on such a day. Orders received after the close of the Exchange will be valued at the net asset value computed on the next business day (i.e., the next day the Exchange is open).

	The minimum initial investment is $10,000 per investor. This investment may be divided by a single investor among different investment accounts in the Fund that total $10,000 in the aggregate or between accounts in the Fund and The Berwyn Fund. Subsequent investments must be least $250 per account. For Individual Retirement Accounts (each, an "IRA"), the minimum initial investment is $1,000. The minimum initial investment for a spousal IRA is $250.


-12-
Subsequent investments in IRA accounts must be at least $250. There are no minimum investment requirements for an investment in any retirement plan (other than an IRA) or custodial account for the benefit of a minor. Initial investments must consist of a New Account Application and payment of the initial investment. Investments are deemed effective when they are received at the office of the Fund's Transfer Agent, PFPC Inc., P. O. Box 8987, Wilmington DE 19899.

	The Fund has an Automatic Investment Plan under which an investor may have money transferred from the investor's checking account to the investor's account in the Fund. If you wish to use this plan, please contact the Fund for further information and an application.

	An investor may also exchange securities for shares of the Fund. The securities offered by the investor, however, have to be acceptable to the Fund and the Fund reserves the right to reject any security that does not meet its criteria.

	To be acceptable to the Fund, the securities offered by the investor for both initial and subsequent investments must have a fair market value, determined as set forth below, of at least $20,000. (An investor would be permitted to invest a combination of cash and securities totaling $20,000.) The securities must meet the investment standards and criteria listed in the Fund's Prospectus and Statement of Additional Information ("SAI") and, the securities will not be accepted if the Fund would violate any of its investment restrictions by having the securities in its portfolio. (See "Investment Objective Policies and Risk Factors" in the Prospectus and "Invesetment Policies and Risk Factors" and "Investment Restrictions" in the SAI.)

	The Adviser will determine the acceptability and the fair market value of the securities. An investor wishing to exchange securities for Fund shares should write to the Adviser stating his intention to make an exchange and giving the names and amounts of securities being offered. Within three business days of receipt of the letter, the Adviser will mail a notice to the investor accepting or rejecting the securities being offered.

	If the securities are acceptable to the Fund, the Adviser will also inform the investor in the notification of the preliminary value the Adviser has determined for each security being offered and the date upon which the valuation was made. This amount may be different from the value obtained on the valuation date described below.

	The investor will have fourteen calendar days from receipt of the Adviser's notification to deliver to the Fund certificates for securities offered endorsed to The Berwyn Income Fund, Inc. (In the case of an initial investment, a New Account Application completed by the investor must accompany the certificates.)

	Upon receipt of the securities, the Fund will determine the value of the securities on the valuation date which will be the date on which the net asset value of shares of the Fund are next determined after receipt of such securities. The amount of the investment in the Fund will be the offered value of the securities as determined by the Fund. The value of each security offered by


-13-
the investor will be determined on the valuation date as of the close of trading of the Exchange and the method of valuation will be the same as the one used to value the Fund's portfolio securities. If a security being exchanged pays interest, the amount of interest due will be determined on the valuation date and the Fund will issue shares equal to the amount of accrued interest. (See "Computation of Net Asset Value".) Dividends due on any security will be paid to the person who is listed as owner on the record date. For such an exchange, the net asset value of the shares of the Fund and the date upon which the investment is effective are determined in the same manner as for cash transactions.

	There may be Federal income tax consequences for an investor exchanging securities for Fund shares, and an investor should consult a qualified tax expert before entering into any exchange.

	In addition, to purchasing and redeeming shares through the Fund, investors may make telephone purchases and redemptions through broker-dealers who may charge a fee.

DISTRIBUTOR

	Berwyn Financial Services Corp. ("Berwyn Financial"), located at 1199 Lancaster Avenue, Berwyn, Pennsylvania 19312, serves as the non-exclusive distributor of the Fund's shares pursuant to a selling agreement between Berwyn Financial and the Fund. Under the terms of the agreement, Berwyn Financial is a selling agent for the Fund in certain jurisdictions in order to facilitate the registration of shares of the Fund under state securities laws and assist in the sale of shares. Berwyn Financial does not charge a fee for the services provided under the selling agreement with the Fund. The Fund shall continue to bear the expenses of all filing or notification fees incurred in connection with the registration of shares under state securities laws. Berwyn Financial is affiliated with the Fund and the Adviser. Robert E. Killen who is an Officer and Director of the Fund and the Adviser, is also a Director of Berwyn Financial. Edward A. Killen is an Officer and Director of the Adviser and Berwyn Financial and he is a Director of the Fund. Kevin M. Ryan is an Officer of the Fund and an Officer and Director of Berwyn Financial.

EXCHANGE OF SHARES

	The Adviser to the Fund also manages The Berwyn Fund. The Berwyn Fund was closed to new investors on January 1, 1998. Only investors who were shareholders in Berwyn Income Fund, Inc. as of December 31, 1997 may exchange their shares for shares in The Berwyn Fund, Inc. Shares may also be exchanged for shares in the Rodney Square Fund or the Rodney Square Tax-Exempt Fund (each of such Funds, a "Rodney Square Fund"). The Rodney Square Funds are money market funds managed by Rodney Square Management Corporation and distributed by Rodney Square Distributors, Inc. Exchanges will be made on the basis of the net asset value per share of the Funds involved next determined after an exchange has been requested. The minimum initial investment of The Berwyn Fund is $10,000 ($1,000 for IRAs and no minimum initial investment for pension plans or custodial accounts for minors.) The minimum initial


-14-
investment for each of the Rodney Square Funds is $1,000. A shareholder may make an exchange by telephone or written request.
Telephone requests for an exchange may be made by calling the Fund's Transfer Agent at (800)992-6757 on any business day between 9:00 a.m. and 4:00 p.m.

	Subject to the foregoing minimum investment amounts, any shareholder will be permitted to exchange shares among the above mutual funds ("Eligible Funds"). When making a telephone exchange, the shareholder must know the account number of the account from which shares are exchanged and the social security or tax identification number under which the account is registered. Shares will be exchanged only into an account that has same shareholder(s) of record and same social security or tax identification number.

	A shareholder in the Fund will be permitted to exchange the shares in his or her account for shares in one of the other Eligible Funds only four times in any twelve-month period. A shareholder in a Rodney Square Fund may exchange shares of the Rodney Square Fund for shares of the Fund as often as the shareholder desires.

	Before making an exchange, a shareholder should obtain and review a current prospectus of the Eligible Fund into which shares of the Fund will be exchanged. Prospectuses for The Berwyn Fund or the Rodney Square Funds may be obtained from the Fund by writing to the Shareholder Services Agent of the Fund or calling (800) 992-6757.

	The exchange privilege is available only to investors residing in states where the Eligible Funds have filed a notice of sales with the sate securities administrator.

	The Fund, The Berwyn Fund and each of the Rodney Square Funds reserve the right to amend or change the exchange privilege upon 60 days' notice to shareholders.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

	It will be the policy of the Fund to distribute substantially all of its net investment income and any net realized capital gains. Dividends from net investment income will be paid quarterly. Distribution of net realized short term capital gains, if any, may be made quarterly or annually based upon the determination of the Board of Directors. Distribution of net realized long term capital gains, if any, will be made annually.

	Reinvestment of dividends and/or capital gains distributions will be made at the net asset value per share next determined after the record date. At the election of the shareholder, dividends or capital gains distributions, or both, will be reinvested in the shares of the Fund or distributed in cash. This election by the shareholder is made at the time of the initial purchase of shares indicating on the account application whether distribution or reinvestment is desired.

	The election of the shareholder to receive or reinvest dividends and/or capital gain distributions may be changed at any time after the initial account application is received. To


-15-
change the initial election, the shareholder must send the Fund a letter by certified mail, return-receipt requested, signed exactly as the shareholder's signature appears on the transfer agent's register, stating the change desired.

	The Fund qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, in the past year and intends to continue to so qualify by complying with the provisions of this Subchapter in the future.

	Subchapter M provides that an investment company which qualifies will be relieved from Federal income tax on the income the company distributes. Generally, shareholders of the investment company pay Federal income tax on dividends and capital gains distributions. Shareholders are responsible for the tax whether the dividend or capital gains distribution is received in cash or in additional shares of the Fund. Shareholders who are not subject to income tax will not be required to pay tax on the amount distributed. The Fund will notify shareholders what portion of the distribution is from net investment income or capital gains.

	A dividend shortly after a purchase of Fund shares is taxable to the shareholder even though it appears to be a return of capital.

	Redemptions and exchanges of Fund shares are treated as sales of Fund shares. Consequently, redemptions and exchanges are generally subject to capital gains tax.

	In addition to Federal income tax, Fund distributions and capital gains or losses from the sale, redemption or exchange of Fund shares may also be subject to state and local taxes. The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemption proceeds paid to shareholders that do not provide their correct taxpayer identification number, certify that it is correct, and certify that they are not subject to backup withholding.

RETIREMENT PLANS

	The Fund sponsors IRAs, including "Roth" IRAs and an "Education" IRAs. Individuals interested in having an IRA with the Fund may obtain an IRA information booklet and application forms by writing to the Shareholder Services Agent of the Fund or calling (800) 992-6757.

REDEMPTION OF SHARES

	The Fund will redeem any portion of or all shares in an account upon receipt of a written request from the shareholder by the Transfer Agent. The Fund will also redeem shares worth up to $5,000 in value in an account upon a telephone request from a "qualified" shareholder. (To qualify for telephone redemption, a shareholder must check the box on the new account application.) The redemption price will be the net asset value per share next determined after receipt of a notice of redemption. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.


-16-
	A shareholder who wishes to submit a written redemption request should mail it to Berwyn Income Fund, c/o PFPC, Inc., P.O. Box 8987, Wilmington, DE 19899. The letter should list the shareholder's account number and the amount of money or number of shares being redeemed. The letter should be signed by the person(s) in whose name(s) the shares are registered.

	A shareholder who qualifies for telephone redemption may redeem up to $5,000 from an account by telephoning the Transfer Agent at
(800) 992-6757 on any business day between the hours of 9:00 a.m. and 4:00 p.m.

	A shareholder requesting a redemption by telephone must give the account number for the account and the social security number or tax identification number under which the account is registered. Checks will be issued only in the name(s) listed on the account and will be mailed only to the address listed.

	Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification). Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

	Payment will be mailed generally within seven days of receipt of a notice of redemption.

	The Fund also has a Systematic Withdrawal Plan ("SWP") under which an investor may have money automatically withdrawn from his or her account on a regular basis. Investors who wish to establish a SWP should complete the section on systematic withdrawals on the account application.

	The Fund reserves the right to redeem the Fund shares of, and send the redemption proceeds to, any shareholder whose total shares in all accounts fall below $1,000 in net asset value by reason of redemption. Upon receiving written notice from the Fund, a shareholder must increase the shareholder's accounts net asset value to $1,000 or above within 60 days to prevent liquidation.

	When permitted by the Securities and Exchange Commission (the "SEC"), the Fund may suspend the right of redemption and may postpone payment for more than seven days during any period when the Exchange is closed, other than customary weekend and holiday closing; when trading on the Exchange is restricted, as determined by the SEC, during any period when an emergency, as defined by rules of the SEC, exists making disposal of portfolio securities or valuation of net assets by the Fund not reasonably practicable; or when the SEC may permit for the protection of shareholders of the Fund.




-17-
GENERAL INFORMATION

Capital Structure

	The Fund has authorized capital of 100,000,000 shares of common stock of $1 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and nonassessable.

	Fund shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for election of Directors may elect 100% of the Directors if they choose to do so and, in such event, the holders of the remaining shares so voting will not be able to elect any Directors.

Transfer Agent and Dividend Paying Agent

	PFPC Inc., P. O. Box 8987, Wilmington, Delaware 19899 is the Transfer Agent and Dividend Paying Agent.

Shareholder Inquiries

	Shareholder inquiries may be made by writing to the Transfer Agent or calling the Transfer Agent at (800) 992-6757 between the hours of 9:00 a.m. and 4:00 p.m.

Share Certificates

	Share certificates will be issued only upon written request.

Reports

	The Fund will issue annual and semi-annual reports to shareholders and may issue quarterly reports. In these reports management of the Fund will discuss the Fund's performance and compare the Fund's performance with the performance of certain bond indices and an index of income funds. The annual report will contain audited financial statements and the semi-annual report will have unaudited financial statements.


ADDITIONAL INFORMATION

	This Prospectus omits certain information contained in the registration statement filed with the SEC. The registration statement consists of three parts: the Prospectus, the SAI and a third section containing exhibits and other information. A copy of the SAI is available from the Fund upon request free of charge. The third part of the registration statement may be obtained from the SEC upon paying the charges prescribed.


-18-
	No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the SAI, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer or solicitation in any jurisdiction in which such offering may not lawfully be made.









































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20